Ehibit 99.1
Annual Stockholders Meeting
November 2006

Forward Looking Statements:
Some of the statements in this presentation constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe, ”“estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our Registration Statement on Form S-3 and our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.
Among the factors that could cause results to differ materially from current expectations are: (i) sales activity for the Company’s products, including a decline in sales to one or more key customers; (ii) changes in the availability and costs of raw materials for the production of the Company’s products and the impact of fixed price commitments with customers; (iii) fluctuations in the value and quantity of the Company’s inventories of pecans, walnuts, almonds, peanuts or other nuts due to fluctuations in the market prices of these nuts and routine bulk inventory estimation adjustments, respectively; (iv) the Company’s ability to lessen the negative impact of competitive and pricing pressures by reducing its selling prices and increasing sales volume while at the same time maintaining profit margins by reducing costs; (v) the potential for lost sales or product liability if our customers lose confidence in the safety of our products or are harmed as a result of using our products, particularly due to product adulteration, misbranding or peanut and tree nut allergy issues; (vi) risks and uncertainties regarding the Company’s facility consolidation project; (vii) sustained losses, which would, among other things, negatively impact the Company’s ability to comply with the financial covenants in its amended credit agreements; (viii) the ability of the Company to satisfy its customers’ supply needs; (ix) the ability of the Company to retain key personnel; (x) the potential negative impact of government regulations, including the 2002 Farm Bill and the Public Health Security and Bioterrorism Preparedness and Response Act of 2002; (xi) the Company’s ability to do business in emerging markets; (xii) the Company’s ability to properly measure and maintain its inventory; (xiii) the effect of the group that owns the majority of the Company’s voting securities, including the effect of the agreements pursuant to which such group has pledged a substantial amount of the Company’s securities that they own; and (xiv) the timing and occurrence (or nonoccurrence) of other transactions and events which may be subject to circumstances beyond the Company’s control.

Vision / Mission / Core Values
• Series of meetings with JBSS staff
– 100’s of people
– Across all disciplines

Vision
To be the global source for nuts, committed to quality, expertise and innovation that delivers an unmatched experience to our customer and consumer.

Mission
To be the global leader of quality driven, innovative nut solutions that enhance the customer and consumer experience and achieve consistent, profitable growth for our shareholders. We will accomplish this through our commitment to the creation of a dynamic infrastructure that maximizes the potential of our brands, people and processes.

Core Values
Integrity People Investment Customer Driven Innovation Execution Continuous Improvement Safety

Driving Strategies
• Strategy: Lead the industry in innovative nut solutions that satisfy snacking, ingredient and processing needs.
• Strategy: Lead the industry in technological advancements, innovations and supply chain initiatives that focus on setting the standards for nut processing, while creating efficiencies that ultimately drive down costs.
• Strategy: Build an emotional connection with the end-user and ensure a solid position with our customers.

Driving Strategies
• Strategy: Position JBSS brands and products as critical and relevant to our customers’ long-term growth and development.
• Strategy: Expand the nut category and JBSS’s reach in all channels of distribution.
• Strategy: Enhance the JBSS infrastructure to focus on our people as a key driver to our success.
• Strategy: Become the industry benchmark for best practices.

Elgin, IL Update
• Customer Shipping Began July 19, 2006
• Can Line Production Began October 17, 2006

John B. Sanfilippo & Son, Inc.
Elgin, IL
·Office Move Planned for February/March 2007

Fiscal 2006 Net Sales
Decreased .4%
($ Millions)
$600
$582.0 $580.0 $500 $520.8
$400 $419.7 $300 $352.8 $200 $100
$0
2002 2003 2004 2005 2006

% Gross Sales by Product Type
Other Peanuts 9% 20%
Almonds 15%
Walnuts Pecans 12% 22%
Cashews & Mixed Nuts 22%

Business Diversification % of Net Sales
Export Industrial
8% 23%
Foodservice 11%
Consumer Contract Mfg. Products 8% 51%
Total $579,564,000
(Fiscal Year 2006)

Fiscal Year Financial Review

Net Sales
Dollars by Quarter
($Thousands)
$700,000 $600,000 $500,000 $400,000 $300,000 $200,000 $100,000
$0
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 $138,658 $191,077 $119,004 $130,825 $579,564 2005 $134,645 $183,024 $119,979 $144,081 $581,729

Gross Profit
Dollars by Quarter
($Thousands)
$90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000
$0
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 $13,280 $16,139 $4,498 $3,738 $37,655 2005 $16,926 $24,990 $15,936 $20,577 $78,429

Gross Profit
Percent by Quarter
21.0% 18.0% 15.0% 12.0% 9.0% 6.0% 3.0%
0.0%
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 9.6% 8.4% 3.8% 2.9% 6.5% 2005 12.6% 13.7% 13.3% 14.3% 13.5%

Quarterly Gross Margins Compared to Tree Nut Market Prices


TREE NUT MARKET VS. GROSS MARGIN BY QUARTER
$8.00
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
24.0%
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
gross margin
macadamias style 4
pecans jr. mammoth
hazel nuts xl
brazils med/midgets
almonds 25/27
cashews 320's
walnuts combo 1/2's & pcs.

Source: JBSS industry survey of tree nut markets

2006
Fisher Nuts
Evon's
Sunshine Country
CORPORATE BRANDS
JOHN B. SANFILIPPO & SON, INC.

Selling Expenses
Dollars by Quarter
($Thousands)
$35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000
$0
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 $9,886 $11,135 $9,005 $9,921 $39,947 2005 $9,848 $10,908 $8,554 $10,107 $39,417

Selling Expenses
Percent by Quarter
10.0% 8.0% 6.0% 4.0% 2.0%
0.0%
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 7.2% 5.8% 7.6% 7.6% 6.9% 2005 7.3% 6.0% 7.1% 7.0% 6.8%

Administrative Expenses
Dollars by Quarter
($Thousands)
$16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000
$0
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 $3,476 $3,742 $2,918 $4,076 $14,212 2005 $2,753 $3,260 $3,011 $3,401 $12,425

Administrative Expenses
Percent by Quarter
3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0%
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 2.5% 2.0% 2.4% 3.1% 2.5% 2005 2.0% 1.8% 2.5% 2.4% 2.1%

Interest Expense
Dollars by Quarter
($Thousands)
$7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000
$0
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 $1,515 $1,149 $1,849 $2,003 $6,516 2005 $311 $416 $1,261 $2,010 $3,998

Net Income
Dollars by Quarter
($Thousands) $20,500 $15,500 $10,500 $5,500 $500
-$4,500 -$9,500
-$14,500
QTR 1 QTR 2 QTR 3 QTR 4 F/Y TOTAL 2006 -$1,128 -$64 -$5,913 -$7,336 -$14,441 2005 $2,556 $6,421 $2,051 $3,471 $14,499

Historical Financial Information
1991 Through 2006

Net Sales
Dollars
Fiscal Years 1991-2006 (Restated)
($ Millions) $600 $582 $580 $500 $521
$400 $420
$342 $353 $300 $327 $312 $313 $293 $277 $200 $209 $193 $204 $165 $132 $100
$0
1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006

Basic EPS
Fiscal Years 1991-2006
$2.50 $2.35 $2.00
$1.50 $1.63 $1.37 $1.00 $0.95 $0.83 $0.83 $0.84 $0.74 $0.74 $0.50 $0.63 $0.05 $0.56 $0.00 $0.20 $0.00
-$0.50 -$0.33 -$1.00
-$1.36
-$1.50
1991 1992 1993 1994 1995 1996 1997 (6 MO) 1998 1999 2000 2001 2002 2003 2004 2005 2006

Total Debt
Dollars
Fiscal Years 1991-2006
($ Millions) $160 $140 $144 $136 $120 $115 $100 $107 $107
$98 $100 $99 $93 $89 $80 $76 $71 $70 $70 $60 $50 $40
$20 $19
$0
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Interest Bearing Debt
Dollars
1992-2006
$ TOTAL $ LONG TERM $ SHORT TERM YEAR DEBT DEBT DEBT 1992 76,050 35,861 40,189
1993 70,926 47,730 23,196
1994 106,716 56,419 50,297
1995 106,849 78,267 28,582
1996 98,310 76,016 22,294
1997 92,833 73,799 19,034
1998 115,145 63,182 51,963
1999 99,591 57,508 42,083
2000 99,355 51,779 47,576
2001 89,307 39,109 50,198
2002 69,623 40,421 29,202
2003 70,118 29,640 40,478
2004 19,166 12,620 6,546
2005 144,174 67,002 77,172
2006 136,430 59,785 76,645

Stockholders Equity
Dollars
Fiscal Years 1991-2006
($ Millions) $200 $196 $180 $181 $182 $160
$140
$120 $119 $100 $102 $94
$80 $87 $80
$76 $73 $73 $78
$60 $69 $68 $40 $32
$20 $25 $0
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Sales & Marketing Review 2006

Business Diversification % of Net Sales
Contract Mfg. 8%
Contract Mfg. Total $44,874,000
(Fiscal Year 2006)

Business Diversification % of Net Sales
Foodservice 11% Contract Mfg. 8%
Foodservice Total $64,356,000
(Fiscal Year 2006)

Business Diversification % of Net Sales
Industrial 23% Foodservice 11% Contract Mfg. 8%
Industrial Total $131,635,000
(Fiscal Year 2006)

Business Diversification % of Net Sales
Export Industrial
8% 23%
Foodservice 11% Contract Mfg. 8%
Export Total $45,809,000
(Fiscal Year 2006)

Business Diversification % of Net Sales
Export Industrial
8% 23%
Foodservice 11% Consumer Contract Mfg. Products 8% 51%
Consumer Total $292,890,000
(Fiscal Year 2006)

Industry Snack & Baking Nut Category Reviews
*FDM-Food/Drug/Mass 52 Weeks Ending 7/1/06 vs. 7/1/05 Data Source: ACNielsen
*Wal-Mart is not included

Snack Industry
Top-Line Trends • 80% of consumers report choosing fruits and nuts to ensure a healthy diet. • Cashews are the #1 favored nut by consumers. • Category is solid:
• Consumption growth fueled by ‘healthier eating’
• Consumer behavior /attitudes
• Obesity concerns • More snacking occasions • Meal replacement • Convenience • Flavor • Ingredients • ‘Added’ value • Natural • Brand and quality
• Education
Source: Harris Interactive, 2006 Source: AC Neilsen Source: Business Insights, 2006

Fiscal 2006 Snack Industry Sales/Marketing Trends
• Competitive pricing pressures • Shifting customer expectations • Almonds and snack mixes with nuts achieved healthy growth rates. • Food manufacturers continue to use nuts as part of their growth strategy.

More Positive News

Total Unit & Revenues Snack Industry Nuts/Seeds/Mixes Food, Drug, Mass
-1.4%
600,000,000 500,000,000 400,000,000
300,000,000 Year Ago Current Year 200,000,000 100,000,000
0 +2.8%
Units
$1,750,000,000 $1,500,000,000 $1,250,000,000 $1,000,000,000
Year Ago $750,000,000 CurrentYear $500,000,000 $250,000,000 $0
Dollars
Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. Year Ago

Snack Nut Industry Category Unit Sales by Nut Type Food, Drug, Mass Year Ago Current Year -5.0% 200,000,000 175,000,000 150,000,000 125,000,000 -2.4% 100,000,000 -3.4% -1.6% 75,000,000 +9.5% -1.3% 50,000,000 +21.5% -11.0% 25,000,000 -12.9%+31.1% 0 Seeds Mixes A/O Peanut Cashew Almond In-Shell Pistachio Mixed Nut Almond Pistachio Mixed Nut Macadamia A/O 13.0% 8.4% 4.6% 0.9% Macadamia Mixes 0.9% 6.3% In-Shell Cashew 7.2% 15.4% Seeds Peanut 13.5% 30.0%
Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. Year Ago

Total Baking Nut Industry Food, Drug, Mass -0.5% 160,000,000 120,000,000 80,000,000 Year Ago Current Year 40,000,000 0 Units +10.0% $600,000,000 $450,000,000
$300,000,000 Year Ago Current Year $150,000,000 $0 Dollars
Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. Year Ago

Baking Nut Industry Unit Sales by Nut Type Food, Drug, Mass
Year Ago Current Year 60,000,000 +1.8% 50,000,000 -2.7% -1.5% 40,000,000 30,000,000 20,000,000 10,000,000 +10.0% -7.6% -1.8% +0.7% -0.7% -18.3% 0 A/O Filbert/Hazelnuts Brazil Nuts Pecans Almond 1.3% Walnuts Peanuts Peanuts 0.5% Pine Nuts Pine Nuts 1.4% Macadamias Brazil Nuts 3.6% Macadamias A/O 0.4% 2.5% Walnuts Filbert/Hazlenuts Almond 37.7% 25.1% Pecans 27.6%
Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. Year Ago

Brand Support National Radio Television Regional Campaigns Trade
National National Cause Marketing Regional / Local Customer National Print & National Public Relations Promotional / Cross National Sports Marketing Program Promotional Activity

Print Advertising

Sports & Community
Sports Sponsorships

Award Winning
3 time Category Colonel Award Winner Superior Taste Award –American Academy of Taste Retail and Food Service

Fisher Fusions
• 7 exciting flavors in single-serve re-sealable packaging. • 3 larger family-sized options. • Support: Key Dates 4th of July Back To School Labor Day Halloween Thanksgiving Christmas Super Bowl Valentine’s Day National Peanut Easter Memorial Day Father’s Day Month BRAND/SIZE July August September October November December January February March April May June 1st ship date 7/3/2006 7/31/2006 8/28/2006 9/25/2006 10/30/2006 11/27/2006 1/1/2007 1/29/2007 2/26/2007 3/26/2007 4/30/2007 5/28/2007 Last ship date 7/28/2006 8/25/2006 9/22/2006 10/27/2006 11/24/2006 12/29/2006 1/26/2007 2/23/2007 3/23/2007 4/27/2006 5/25/2007 6/29/2007 1st order date ORDER O/I 6/19/2006 7/17/2006 8/14/2006 9/11/2006 10/16/2006 11/13/2006 12/18/2006 1/15/2007 2/12/2007 3/12/2007 4/16/2007 5/14/2007 Last order date CODE PK SIZE ALLOW 7/14/2006 8/11/2006 9/8/2006 10/13/2006 11/10/2006 12/15/2006 1/12/2007 2/9/2007 3/9/2007 4/13/2007 5/11/2007 6/15/2007 FISHER FUSIONS — 4.0-6.0oz Cheddar Crunch P27500 12 4.00 $ 2.88 Martini Mix P27501 12 5.25 $ 2.88 Trail Blazer P27507 12 6.00 $ 2.88 Asian Spice P27508 12 4.25 $ 2.88 10920 10921 10922 10923 10924 Sweet Harvest P27509 12 5.00 $ 2.88 Tropical Twist P27510 12 5.00 $ 2.88 Country Honey P27511 12 6.00 $ 2.88 FISHER FUSIONS — 20.0-30.0oz Cheddar Crunch P27503 6 20.00 $ 1.38 Trail Blazer P27502 6 30.00 $ 3.00 10925 10926 10927 Tropical Twist P27504 6 24.00 $ 3.00

Success
Elgin, IL Elk Grove Village, IL
National Roll Out

Holiday -2007

2007 Looking Forward National Radio Television Regional Campaigns Trade National National N Cause Marketing M g Regional / Local / Local Customer National Print & & National Public Relations Promotional // Cross National Sports Marketing Program Promotional Activity

We Look Forward to a Successful Fiscal 2007